                                                                    Exhibit 10.2


              AGREEMENT TO ASSIGN INTERESTS IN OIL AND GAS LEASES

         This Agreement to Assign Interests in Oil and Gas Leases (this "Agreement") is made on the 6th day of April, 2001 (the "Effective Date"), by and between MOOSE OIL & GAS COMPANY, a Texas corporation ("Moose"), the address for which for purposes hereof is 801 Travis, Suite 1425, Houston, Texas 77002, and HOUSTON AMERICAN ENERGY CORP, a Delaware corporation ("HAEC"), the address for which for purposes hereof is 801 Travis, Suite 1425, Houston, Texas 77002.

                             W I T N E S S E T H:

         WHEREAS, Moose is the owner of an undivided interest in the oil and gas leases or oil, gas and mineral leases listed on Schedule 1 attached hereto and incorporated herein by this reference under the respective headings of Group 1 Leases, Group 2 Leases and Group 3 Leases (collectively, the "Subject Leases");

         WHEREAS, the drilling of a well on the acreage covered by those of the Subject Leases listed under the heading Group 1 Leases on Schedule 1 attached hereto (the "Group 1 Leases") and the drilling of a well on the acreage covered by those of the Subject Leases listed under the heading Group 2 Leases on
Schedule 1 attached hereto (the "Group 2 Leases") has been or is expected to be proposed; and

         WHEREAS, Moose desires to sell and HAEC desires to acquire from Moose, on the terms set forth hereinafter, interests in the Subject Leases;

         NOW, THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements stated herein, the parties hereto hereby agree as follows:

         1. Moose agrees to assign to HAEC, pursuant to a document substantially in the form of the Assignment of Interests in Oil and Gas Leases and Bill of Sale attached hereto as Exhibit A (the "Assignment"), the following:

             (a) 80% of the undivided interest of Moose in the Group 1 Leases (but in no event less than an undivided 7.5% interest, after giving effect to the allocation of the interests of other owners of the Group 2 Leases electing not to participate in the drilling of the well mentioned below in this clause), together with a proportionate share of the right of Moose to acquire all or a portion of the interest of other owners of the Group 1 Leases electing not to participate in the drilling of the well presently proposed or to be proposed to be drilled on the acreage covered by the Group 1 Leases (the "Group 1 Leases Well");

             (b) 80% of the undivided interest of Moose in the Group 2 Leases, together with a proportionate share of the right of Moose to acquire all or a portion of the interest of other owners of the Group 2 Leases electing not to participate in the drilling of the well presently proposed or to be proposed on the acreage covered by the Group 2 Leases (the "Group 2 Leases Well"); and

             (c) 80% of the undivided interest of Moose in those of the Subject Leases listed under the heading Group 3 Leases on Schedule 1 attached hereto (but in no event less than an undivided 12.5% interest).

Subject to receipt by Moose from HAEC of the Promissory Note referred to in
Section 3 below, such assignment shall occur no later than ninety (90) days after the Effective Date.

         2. HAEC acknowledges that, prior to delivery to HAEC of the Assignment, Moose shall be entitled to exercise all rights associated with the ownership interest of Moose in the Subject Leases as of the Effective Date, including, without limitation, the negotiation of (a) the allocation among the owners of the Group 1 Leases and the owners of the Group 2 Leases, respectively, of the interests of the relevant owners electing not to participate in the drilling of the Group 1 Leases Well or the Group 2 Leases Well, as the case may be, and (b) the configuration of a unit as to the Group 2 Leases Well pooling all or portions of the Group 2 Leases for purposes of drilling and producing the Group 2 Leases Well; provided, however, such unit shall not be configured in such a way as to result in the working interest of HAEC in such unit being less than 12.5%.

         3. As consideration for the Assignment, HAEC agrees to execute and deliver to Moose, a Promissory Note in the original principal amount of $216,981.06 bearing interest at the rate of 10% per annum and payable on demand at any time (the "Promissory Note"), such original principal amount representing the purchase price for the interests which are the subject of the Assignment. The execution and delivery of the Promissory Note is a condition precedent to delivery by Moose to HAEC of the Assignment.

         4. HAEC hereby agrees to pay the share of the costs associated with the drilling of the Group 1 Leases Well and the Group 2 Leases Well and the testing of such wells prior to an election to attempt to complete such wells attributable to the interest in the Group 1 Leases or the Group 2 Leases, as the case may be, to be acquired by HAEC from Moose pursuant to paragraph 1 of this Agreement, which obligation of HAEC is in addition to the obligation of HAEC evidenced by the Promissory Note. The decision as to whether to attempt to complete either the Group 1 Leases Well or the Group 2 Leases Well, as well as all other operations on any of the Subject Leases, shall be governed by the terms of that certain Operating Agreement dated April 6, 2001 between Moose Operating Co., Inc., as Operator, and HAEC as Non-Operator.

         5. This Agreement may not be altered or amended without the express written consent of both parties hereto.

         6. This Agreement is intended by the parties to be governed and construed in accordance with the laws of the State of Texas.

         7. This Agreement may be executed in one or more counterparts, all of which shall be taken together to constitute one and the same instrument.

         8. This Agreement shall not be severable or divisible in any way, but it is specifically agreed that, if any provision should be invalid, that the invalidity shall not affect the validity of the remainder of this Agreement.

EXECUTED to be effective the date first written above.

                                            MOOSE OIL & GAS COMPANY


                                            By /s/ John F. Terwilliger
                                              ----------------------------------
                                              John F. Terwilliger, President

                                            HOUSTON AMERICAN ENERGY CORP.



                                            By /s/ John F. Terwilliger
                                              ----------------------------------
                                              John F. Terwilliger, President

                                  SCHEDULE 1
                                  ----------



Group 1 Leases
--------------

Those certain oil and gas leases or oil, gas and mineral leases described in and covered by that certain Declaration of Gas Unit (Sartwelle Nos. 3 and 4 Wells) dated May 7, 1998 by and among Louis Dreyfus Natural Gas Corp., Moose Oil & Gas Company, and certain other parties, recorded in Volume 154, Page 328 of the Official Public Records of Lavaca County, Texas, INSOFAR AND ONLY INSOFAR as such oil and gas leases or oil, gas and mineral leases cover depths below 6,000 feet and are included within the Sartwelle Gas Unit established by way of the above-mentioned Declaration of Gas Unit, but SAVE AND EXCEPT the wellbores of the Louis Dreyfus Natural Gas Corporation Sartwelle No. 3 and Sartwelle No. 4 Wells, equipment associated with such wells and production of hydrocarbons from such wellbores.

Group 2 Leases
--------------

1. Oil, Gas and Mineral Lease dated October 3, 2000 by Viking Ventures Corporation, as Lessor, in favor of Moose Oil & Gas Company, as Lessee, recorded in Volume 216, Page 499 of the Official Public Records of Lavaca County, Texas.

2. Oil and Gas Lease (Paid-Up) dated February 17, 1998 by Bank of Oklahoma, N.A., as Agent for First National Bank of Santa Fe, Successor Co-Trustee, and Vernon W. Frost, Jr. and Betty Frost McAleer, Co-Trustees of the 1976 Vernon W. and Inza S. Frost Trust, as Lessors, in favor of Moose Oil & Gas Company, as Lessee, recorded in Volume 147, Page 232 of the Official Public Records of Lavaca County, Texas, as extended by Extension of Oil and Gas Lease dated October 5, 2000, by Bank of Oklahoma, N.A., as Agent for First National Bank of Santa Fe, Successor Co-Trustee, and Vernon W. Frost, Jr. and Betty Frost McAleer, Co-Trustees of the 1976 Vernon W. and Inza S. Frost Trust, as Lessors, in favor of Moose Oil & Gas Company, as Lessee, recorded in Volume 216, Page 864 of the Official Public Records of Lavaca County, Texas.

3. Any other oil and gas leases or other oil, gas and mineral leases covering any of the land covered by the Oil, Gas and Mineral Lease or the Oil and Gas Lease listed above as 1 and 2, respectively, in which Moose owns an interest as of the date the assignment contemplated in paragraph 1 of the Agreement to which this Schedule 1 is appended is delivered to HAEC.

INSOFAR AND ONLY INSOFAR as any of the leases listed in 1, 2 or 3 above covers depths below 6,000 feet.

Group 3 Leases
--------------

1. Those certain oil and gas leases or oil, gas and mineral leases described in and covered by that certain Designation of the Viking Ventures No. 2 160-Acre Gas Unit dated October 6, 1999 (but effective June 11, 1999) by and among Moose Oil & Gas Company and certain other parties, recorded in Volume 190, Page 875 of the Official Public Records of Lavaca County, Texas.

2. Those certain oil and gas leases or oil, gas and mineral leases described in and covered by that certain Designation of the Viking Ventures No. 4 160-Acre Gas Unit dated November 15, 1999 (but effective June 11, 1999) by and among Moose Oil & Gas Company and certain other parties, recorded in Volume 194, Page 295 of the Official Public Records of Lavaca County, Texas.

INSOFAR AND ONLY INSOFAR as to acreage covered by the relevant oil and gas leases or oil, gas and mineral leases listed under the heading Group 3 Leases and depths underlying such acreage in which Assignor owned an interest as of the Effective Date.

                                   EXHIBIT A
                                   ---------

                        ASSIGNMENT OF INTERESTS IN OIL
                        AND GAS LEASES AND BILL OF SALE

THE STATE OF TEXAS                           (S)
                                             (S)     ALL MEN BY THESE PRESENTS:
COUNTY OF LAVACA (S)

         That MOOSE OIL & GAS COMPANY, a Texas corporation ("Assignor"), the address for which, for purposes hereof, being 801 Travis Street, Suite 1425, Houston, Texas 77002, in consideration of TEN AND NO/100 DOLLARS ($10.00) and other good and valuable consideration, including, without limitation, the promise to pay evidenced by the Promissory Note (as such term is defined hereinafter), in hand paid by HOUSTON AMERICAN ENERGY CORP., a Delaware corporation ("Assignee"), the address for which, for purposes hereof, being 801 Travis Street, Suite 1425, Houston, Texas 77002, the receipt and sufficiency of such consideration being hereby acknowledged, has BARGAINED, SOLD, CONVEYED, TRANSFERRED, ASSIGNED, SET OVER, and DELIVERED, and does hereby BARGAIN, SELL, CONVEY, TRANSFER, ASSIGN, SET OVER, and DELIVER, to Assignee the following:

         (a) an undivided ___% interest in and to the following (capitalized terms appearing below in this paragraph being defined hereinafter):

              (i)   the leasehold estate under each of the Group 1 Leases;

              (ii) production of hydrocarbons, on or after the Effective Time, pursuant to the terms of or allocable to any of the Group 1 Leases, subject to a proportionate share of the Existing Lease Burdens as to the Group 1 Leases and to the provisions of the Operating Agreement;

              (iii)  all Equipment as to the Group 1 Leases;

              (iv) all permits, licenses, franchises, easements, and rights-of-way relating to the Group 1 Leases or Operations thereon; and

              (v) all contracts and agreements of any kind whatsoever, insofar as in force and effect as of the date of execution hereof, covering or in any way affecting the production or marketing of hydrocarbons produced pursuant to the terms of or allocable to any of the Group 1 Leases; and

         (b)  an undivided ___% interest in and to the following:

              (i)    the leasehold estate under each of the Group 2 Leases;

              (ii) production of hydrocarbons, on or after the Effective Time, pursuant to the terms of or allocable to any of the Group 2 Leases, subject to a proportionate share of the Existing Lease Burdens as to the Group 2 Leases and to the provisions of the Operating Agreement;

              (iii)  all Equipment as to the Group 2 Leases;

              (iv) all permits, licenses, franchises, easements, and rights-of-way relating to the Group 2 Leases or Operations thereon; and

              (v) all contracts and agreements of any kind whatsoever, insofar as in force and effect as of the date of execution hereof, covering or in any way affecting the production or marketing of hydrocarbons produced pursuant to the terms of or allocable to any of the Group 2 Leases; and

         (c)  an undivided ___% interest in and to the following:

              (i)    the leasehold estate under each of the Group 3 Leases;

              (ii) production of hydrocarbons, on or after the Effective Time, pursuant to the terms of or allocable to any of the Group 3 Leases, subject to a proportionate share of the Existing Lease Burdens as to the Group 3 Leases and to the provisions of the Operating Agreement;

              (iii)  all Equipment as to the Group 3 Leases;

              (iv) all permits, licenses, franchises, easements, and rights-of-way relating to the Group 3 Leases or Operations thereon; and

         TO HAVE AND TO HOLD the interests herein conveyed all and singular unto Assignee, its successors and assigns forever; provided, however, that this conveyance is made without representation or warranty, either express or implied, but is made with full right of substitution and subrogation in and to all warranties inuring to the benefit of Assignor, and is made subject to all encumbrances and other matters reflected in the official public records of Lavaca County, Texas, but only to the extent any such encumbrance or other matter remains in force and effect. Further to the foregoing, the interest in the Equipment herein conveyed is conveyed on an "AS IS", "WHERE IS" and "WITH ALL FAULTS" basis and ASSIGNOR EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES AS TO ANY OF THE EQUIPMENT AND HAS MADE NO REPRESENTATION OR WARRANTY WITH RESPECT TO
(A) THE MERCHANTABILITY OF ANY OF THE EQUIPMENT OR (B) THE FITNESS OF ANY OF THE EQUIPMENT FOR USE FOR A PARTICULAR PURPOSE.

         To secure payment of the Promissory Note, Assignor hereby expressly reserves a vendor's lien and superior title to the interests herein conveyed, until the Promissory Note is paid in full.

         This conveyance is made subject to, and Assignor and Assignee shall be entitled to all of their respective benefits and burdened by all of their respective obligations under the Operating Agreement and that certain Agreement to Assign Interests in Oil and Gas Leases dated as of April 6, 2001 between Assignor and Assignee.

         For the same consideration stated above, Assignor covenants and agrees with Assignee that Assignor shall at any time, and from time to time, on or after the date of execution of this conveyance, execute and deliver, or cause to be executed and delivered, all such deeds, assignments, consents, documents or other instruments, or take or cause to be taken all such other actions, as may be reasonably necessary or desirable to put Assignee in actual possession and control of the interests conveyed hereby, or to vest more fully and effectively in Assignee, or to confirm Assignee's title to and possession of, such interests, or to assist Assignee in exercising rights with respect thereto, or to otherwise carry out the intents and purposes of this conveyance.

         This conveyance may be executed in two or more counterparts, all of which shall be taken together to constitute one and the same instrument.

         As used in this conveyance, each of the following terms shall have the meaning assigned thereto below in this paragraph:

         "Effective Time" shall mean 7:00 a.m., Central Daylight Savings Time, on April 6, 2001.

         "Equipment" shall mean fixtures, personal property, and equipment situated on the lands covered by any of the Subject Leases as of the Effective Time or at any time thereafter and used or useable in the operation of the relevant Subject Lease, including all producing and nonproducing Wellbores, surface and subsurface equipment and facilities, water and oil and gas pipelines, gathering lines, and flowlines, structures, and other property, whether movable or immovable, provided in the field, but expressly excluding any property leased from third parties and any automobiles, trucks or other rolling stock owned by Assignor and temporarily on the lands covered by any of the Subject Leases.

         "Existing Lease Burdens" shall mean, as to each of the Subject Leases, the lessor's royalty provided in each of the relevant Subject Lease and all overriding royalty interests and other interests payable out of or measured by production, on or after the Effective Time, of hydrocarbons from or allocable to the relevant Subject Lease, to the extent in force and effect as of the date of execution hereof.

         "Group 1 Leases" shall mean those certain oil and gas leases or oil, gas and mineral leases listed under the heading Group 1 Leases on Schedule 1 attached hereto.

         "Group 2 Leases" shall mean those certain oil and gas leases or oil, gas and mineral leases listed under the heading Group 2 Leases on Schedule 1 attached hereto.

         "Group 3 Leases" shall mean those certain oil and gas leases or oil, gas and mineral leases listed under the heading Group 3 Leases on Schedule 1 attached hereto.

         "Operating Agreement" shall mean that certain Operating Agreement dated April 6, 2001 between Moose Operating Co., Inc., as Operator, and Assignee, as Non-Operator.

         "Operation" shall mean, as to any Wellbore or any of the Subject Leases, as the case may be, any drilling, testing, completing, recompleting, reworking, plugging-back, deepening, sidetracking or plugging and abandoning, including any related acquisition and installation of Equipment.

         "Promissory Note" shall mean that certain Promissory Note dated of even date herewith in the original principal amount of $____________ made by Assignee and payable to the order of Assignor on demand.

         "Person" shall mean an individual, corporation, partnership, limited liability company, trust, unincorporated organization, government, any agency or political subdivision of any government, or any other form of entity.

         "Subject Leases" shall mean those certain oil and gas leases listed on
Schedule 1 attached hereto and made a part hereof.

         "Wellbore" shall mean the wellbore of any oil, gas or disposal well situated on the lands covered by the Subject Leases as of the Effective Time or at any time thereafter.

         IN WITNESS WHEREOF, this Assignment of Interests in Oil and Gas Leases and Bill of Sale is executed this _____ day of ______, 2001, but effective as of the Effective Time.

                                    ASSIGNOR:

                                    MOOSE OIL & GAS COMPANY


                                    By___________________________________
                                      John F. Terwilliger, President

                                    ASSIGNEE:

                                    HOUSTON AMERICAN ENERGY CORP.


                                    By___________________________________
                                      John F. Terwilliger, President

THE STATE OF TEXAS          (S)
                            (S)
COUNTY OF HARRIS            (S)

         The foregoing instrument was acknowledged before me this ____ day of ______, 2001, by John F. Terwilliger, President of MOOSE OIL & GAS COMPANY, a Texas corporation, on behalf of such corporation.


                                     ___________________________________________
                                     NOTARY PUBLIC in and for the State of Texas

My Commission Expires:
                                     ___________________________________________
                                     (Printed Name of Notary Public)
_________________________


THE STATE OF TEXAS          (S)
                            (S)
COUNTY OF HARRIS            (S)

         The foregoing instrument was acknowledged before me this ____ day of _______, 2001, by John F. Terwilliger, President of HOUSTON AMERICAN ENERGY CORP, a Delaware corporation, on behalf of such corporation.


                                     ___________________________________________
                                     NOTARY PUBLIC in and for the State of Texas

My Commission Expires:
                                     ___________________________________________
                                     (Printed Name of Notary Public)

_________________________

                                  SCHEDULE 1

Group 1 Leases
--------------

Those certain oil and gas leases or oil, gas and mineral leases described in and covered by that certain Declaration of Gas Unit (Sartwelle Nos. 3 and 4 Wells) dated May 7, 1998 by and among Louis Dreyfus Natural Gas Corp., Moose Oil & Gas Company, and certain other parties, recorded in Volume 154, Page 328 of the Official Public Records of Lavaca County, Texas, INSOFAR AND ONLY INSOFAR as such oil and gas leases or oil, gas and mineral leases cover depths below 6,000 feet and are included within the Sartwelle Gas Unit established by way of the above-mentioned Declaration of Gas Unit, but SAVE AND EXCEPT the wellbores of the Louis Dreyfus Natural Gas Corporation Sartwelle No. 3 and Sartwelle No. 4 Wells, equipment associated with such wells and production of hydrocarbons from such wellbores.

Group 2 Leases
--------------

1. Oil, Gas and Mineral Lease dated October 3, 2000 by Viking Ventures Corporation, as Lessor, in favor of Moose Oil & Gas Company, as Lessee, recorded in Volume 216, Page 499 of the Official Public Records of Lavaca County, Texas.

2. Oil and Gas Lease (Paid-Up) dated February 17, 1998 by Bank of Oklahoma, N.A., as Agent for First National Bank of Santa Fe, Successor Co-Trustee, and Vernon W. Frost, Jr. and Betty Frost McAleer, Co-Trustees of the 1976 Vernon W. and Inza S. Frost Trust, as Lessors, in favor of Moose Oil & Gas Company, as Lessee, recorded in Volume 147, Page 232 of the Official Public Records of Lavaca County, Texas, as extended by Extension of Oil and Gas Lease dated October 5, 2000, by Bank of Oklahoma, N.A., as Agent for First National Bank of Santa Fe, Successor Co-Trustee, and Vernon W. Frost, Jr. and Betty Frost McAleer, Co-Trustees of the 1976 Vernon W. and Inza S. Frost Trust, as Lessors, in favor of Moose Oil & Gas Company, as Lessee, recorded in Volume 216, Page 864 of the Official Public Records of Lavaca County, Texas.

[List additional leases as appropriate]

INSOFAR AND ONLY INSOFAR as any of the leases listed above under the heading Group 2 Leases covers depths below 6,000 feet.

Group 3 Leases
--------------

1. Those certain oil and gas leases or oil, gas and mineral leases described in and covered by that certain Designation of the Viking Ventures No. 2 160-Acre Gas Unit dated October 6, 1999 (but effective June 11, 1999) by and among Moose Oil & Gas Company and certain other parties, recorded in Volume 190, Page 875 of the Official Public Records of Lavaca County, Texas.

2. Those certain oil and gas leases or oil, gas and mineral leases described in and covered by that certain Designation of the Viking Ventures No. 4 160-Acre Gas Unit dated November 15, 1999 (but effective June 11, 1999) by and among Moose Oil & Gas Company and certain other parties, recorded in Volume 194, Page 295 of the Official Public Records of Lavaca County, Texas.

INSOFAR AND ONLY INSOFAR as to acreage covered by the relevant oil and gas leases or oil, gas and mineral leases listed under the heading Group 3 Leases and depths underlying such acreage in which Assignor owned an interest as of the Effective Date.